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                                                                   EXHIBIT 10(u)


                        FIRST AMENDMENT TO LOAN AGREEMENT

         This First Amendment to Loan Agreement ("First Amendment") is dated January 20, 2004, to be effective as of May 12, 2003, by and among J. ALEXANDER'S CORPORATION, J. ALEXANDER'S RESTAURANTS, INC., both Tennessee corporations (collectively referred to as the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").

                               W I T N E S S E T H

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated May 12, 2003 (the "Loan Agreement"); and

         WHEREAS, Borrower and Lender have agreed to modify certain provisions of the Loan Agreement as set forth herein.

         NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

         2. Section 1(ll) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "(ll) "Revolving Committed Amount" means the lesser of (i) $5,000,000.00; (ii) 80% of the appraised value of the Collateral; or
         (iii) such lesser amount as the Revolving Committed Amount may be reduced as set forth herein."

         3. The first paragraph of Section 2 of the Loan Agreement is hereby deleted in its entirety and in lieu there of shall read as follows:

                  "2. Revolving Loan. Lender agrees to make a revolving line of Credit loan to the Borrower for the Revolving Committed Amount, at any time, and from time to time during the period from the date hereof to, but not including, the Revolving Loan Maturity Date (the "Revolving Loan"). Borrower may borrow, repay and reborrow the Revolving Loan at any time, up to a maximum aggregate amount outstanding at any one time equal to the Revolving Committed Amount, provided that Borrower is not in default under any provision of this Agreement or the Loan Documents, and provided that the borrowings hereunder do not exceed the limitation on borrowings by Borrower set forth in Section 2(g) below."


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         4. Section 17(b) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "(b) Reporting Requirements. Borrower covenants to furnish Lender, within ninety (90) days of the close of the preceding fiscal year, J. Alexander's Corporation and subsidiaries' annual audited consolidated financial statement, annual budget and cash flow projections for the upcoming year and a covenant calculation report together with an officer's certificate executed by the chief financial officer of Borrower certifying compliance with the financial covenants set forth herein and further stating that, to the best of his knowledge, information and belief, no Default exists hereunder as of the date of the certification. Each audit must be performed by Ernst & Young, or another certified public accountant reasonably acceptable to Lender, at Borrower's expense. In addition, Borrower covenants to furnish to Lender, on or before the forty-fifth (45th) day following the end of the first three fiscal quarters of Borrower's fiscal year, unaudited consolidated income statements, cash flow statements, balance sheets and a covenant calculation report together with an officer's certificate executed by the chief financial officer of Borrower certifying compliance with the financial covenants set forth herein and further stating that, to the best of his knowledge, information and belief, no Default exists hereunder as of the date of the certification. Borrower also covenants to furnish to Lender, upon demand, copies of Borrower's tax returns and additional financial information in form and substance acceptable to Lender."

         5. As amended hereby, the Loan Agreement remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this First Amendment and the other written documents among the parties. The provisions of the Loan Agreement regarding the arbitration of disputes and other general matters also govern this First Amendment. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective the day and year first above written.

BANK OF AMERICA, N.A.                  J. ALEXANDER'S CORPORATION

By:   Thomas C. Kilcrease, Jr.         By: R. Gregory Lewis
      ------------------------             ----------------

Title: Senior Vice President           Title: Vice President and Chief Financial
       ---------------------                  Officer
                                              ----------------------------------

                                       J. ALEXANDER'S RESTAURANTS, INC.

                                       By: R. Gregory Lewis
                                           ----------------
                                       Title: Vice President
                                              --------------






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